Exhibit 99.1

Investor Presentation January 2020

1 Disclaimer This presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of PAE Holding Corporation (“PAE” or the “Company”)or Gores Holdings III, Inc. (“Gores”) or any of PAE’s or Gores’ affiliates’ securities (as such term is defined under U.S. federal securities laws). This presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination and for no other purpose. PAE and Gores assume no obligation to update or keep current the information contained in this presentation, to remove any outdated information or to expressly mark it as beingoutdated. No securities commission or securities regulatory authority or other regulatory body or authority in the United States or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, this presentation. You should not construe the contents of this presentation as legal, accounting, business or tax advice and you should consultyour own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein. No representation or warranty, express or implied, is or will be given by Gores nor PAE or any of their affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates,targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation ofa possible transaction. Accordingly, none of Gores and PAE or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission fromthis presentation and any such liability is expressly disclaimed. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Gores’, PAE’s, their respective affiliates, nor Gores’, PAE’s or their affiliates’ directors, officers, employees, members, partners, shareholders, or agents makes any representation or warrantywith respect to the accuracy of such information. Use of Projections This presentation contains financial forecasts with respect to certain financial measurements of PAE, including, but not limited to PAE’s projected Revenue, Free Cash Flow and Adjusted EBITDA for PAE’s fiscal years 2019 through 2021. Neither Gores’ independent auditors, nor the independent registered public accounting firm of PAE, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. Neither Gores nor PAE undertakes any commitment to update or revise the projections, whether as a result of new information, future events or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisonswith historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Gores or PAE or that actual results will not differ materially from those presented in the prospective financial information. Inclusion ofthe prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Gores, PAE or the combined company after completion of any proposed business combination are based on current expectations that are subjectto risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by theproposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) costs related to the proposed business combination; (4) changes in applicable laws or regulations;(5) the inability to successfully retain or recruit officers, key employees or directors following the proposed business combination; (6) effects of Gores’ public securities’ liquidity and trading; (7) the market’s reaction to the proposed business combination; (8) the lack of a market for Gores’ securities; (9) Gores’ and PAE’s financial performance following the proposed business combination; (10) the possibility that PAE or Gores may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the final prospectus of Gores, including those under “Risk Factors”therein, and other documents filed or to be filed with the Securities and Exchange Commission by Gores. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Neither Gores nor PAE undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Gores and PAE. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual resultsmay vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update orrevise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. Industry and Market Data In this presentation, Gores and PAE rely on and refer to information and statistics regarding market shares in the sectors in which PAE competes and other industry data. Gores and PAE obtained this information and statistics from third-party sources, including reports by market research firms. Gores and PAE have supplemented this information where necessary with information from discussions with PAE customers and its own internal estimates, taking into account publicly available information about other industry participants and PAE’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Pro Forma (PF) Revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Pro Forma Adjusted EBITDA and Free Cash Flow (“FCF”). Pro Forma Revenue adjusts for the restructured ASC contract to normalize historical performance relative to new contract terms. Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Pro Forma Adjusted EBITDA is defined as Adjusted EBITDA, as described in this presentation as adjusted for the restructured ASC Contract, estimated public company costs and other pro forma cost savings. Free Cash Flow is defined as EBITDA minus capital expenditures. PAE believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to PAE’s financial condition and results of operations. PAE’s management uses these non-GAAP measures to compare PAE’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and PAE’s board of directors. Gores and PAE believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of PAE does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of PAE included in this presentation may not be directly comparable to similarly titled measures of other companies. Additional Information In connection with the proposed business combination, Gores has filed with the SEC a preliminary proxy statement and intends to file with the SEC a definitive proxy statement and will mail the definitive proxy statement and other relevant documentation to Gores stockholders. This investor presentation does not contain all the information that should be considered in the proposed business combination. It is not intended to form any basisof any investment decision or any other decision in respect to the proposed business combination. Gores stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto, and the definitive proxy statement, when available,in connection with Gores’ solicitation of proxies for the special meeting to be held to approve the transactions contemplatedbythe proposed business combination because these materials will contain important information about PAE, Gores and the proposed transactions. The definitive proxy statement will be mailed to Gores stockholders as of a record date to be established for voting on the proposed business combination when it becomes available. Stockholderswill also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at https://www.sec.gov/ or by directing a request to Gores Holdings III, Inc., c/o The Gores Group LLC, 9800 Wilshire Boulevard, Beverly Hills, CA 90212,attention: Jennifer Kwon Chou (jchou@gores.com). This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. Participants in the Solicitations Gores and its directors and officers may be deemed participants in the solicitation of proxies of Gores stockholders in connection with the proposed business combination. Gores stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Gores in Gores Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019.Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores’ stockholders in connection with the proposed business combination will be included in the proxy statement Gores intends to file with the SEC.

Presenters and Senior Leadership

PAE



John Heller
CEO

- Joined PAE in December 2013
- Led the company's organic and inorganic growth from $1.3bn of revenue when he joined to over $2.5bn today
- Previously SVP and COO of Engility[1] following its spin-off from L-3 Communications[1]
- Served 5 years in U.S. Army in various leadership positions as a logistics officer



Charles Peiffer
CFO

- Joined PAE in April 2014
- Previously SVP and CFO at IAP Worldwide Solutions. Prior to IAP, served as VP of Finance and CFO at Fluid Technologies ($3.5bn segment of ITT[1]), where he successfully integrated 8 acquisitions in 6 years
- Has held other leadership roles at Avaya Communications[1], Lucent Technologies[1], AlliedSignal[1], Martin Marietta and GE[1]

Gores Holdings III



Alec Gores
Sponsor / Director

- Chairman of Gores Holdings III
- Founder, Chairman and CEO of The Gores Group
- More than 35 years of experience as an entrepreneur, operator and private equity investor
- Has invested in more than 100 portfolio companies through varying macroeconomic environments



Mark Stone
Sponsor / Director

- CEO of Gores Holdings III
- Previously CEO of Gores Holdings, Inc. and Gores Holdings II, Inc. and Board member of Hostess Brands, Inc.
- Member of The Gores Group Investment Committee and previously President of Gores' worldwide operations
- Served as Executive Chairman and/or CEO of several Gores portfolio companies

[1] Represents position(s) held at company when publicly listed

Note: Gores Holdings III is a separate entity from The Gores Group. The Gores Group makes no representations of the information contained within, nor should this information be considered if making an investment decision with regard to the Gores Group and its affiliated funds/family office operations

2

PAE

Overview of Gores Holdings III and Platinum Equity Gores Holdings III Platinum Equity ï® Success to date on first two SPACs: Gores Holdings and its ï® Founded in 1995, headquartered in Beverly Hills with principal acquisition of Hostess Brands (“Hostess”) as well as Gores offices in New York, Greenwich, Boston, London and Singapore Holdings II and its acquisition of Verra Mobility (“Verra”)ï® $19bn in AUM; closed fourth fund with $6.5bnï® Hostess and Verra stock prices were up 62% and 34%, respectively, 6 months after each deal closed1ï® Completed more than 250 acquisitionsï® As part of these transactions, Gores was successful at raising a $350mm and $400mm PIPE for Hostess and Verra, ï® Current portfolio includes approximately 40 companies respectively representing over $30bn in revenue ï® Strong history of acquiring market-leading businesses and creating long-term, sustainable value through organic growth, M&A and operational improvements Gores Group Heritage ï® 30-year track record of successful investments across multiple sectorsï® Raised over $4 billion of capital across multiple private equity fundsï® 49 corporate divestitures completed to dateï® Headquarters in Beverly Hills with offices in Boulder, CO European Business 1 Calculated using $10.00 share price 3 Note: Gores Holdings III is a separate entity from The Gores Group. The Gores Group makes no representations of the information contained within, nor should this information be considered if making an investment decision with regard to the Gores Group and its affiliated funds/family office operations

PAE is a Highly Attractive Asset Built for Success

- Leading provider of mission-critical services to US Government and Armed Forces backed by a highly respected brand with a 60+ year history of success
- Diversified customer base with long-term contracts provides stable and predictable performance
- Solid organic growth, proven material margin expansion strategy, led by a world-class management team
- Highly visible forward growth story supported by strong end-market dynamics, robust backlog and hearty M&A pipeline
- Exceptionally strong free cash flow, delivering acquisition capacity and/or rapid deleveraging

Key highlights

15% 2013A – 2018A Revenue CAGR[1]	**97%** Industry-leading FCF conversion[2]
$6.8bn Backlog[3] *+42% from 2015*	**$1.9bn** Funded backlog[3]
$15.4bn Bid submits[4] *+133% from 2016*	**$32.8bn** Pipeline[5] *+87% from 2016*
85% Of 2020E Revenue from existing contracts	**$20bn+** IDIQ ceiling value
7.3 years Average length of contract[6]	**35+ years** Average relationship length with key customers
~60 Countries with PAE presence	**20,350** Members in global workforce

Source: PAE management

[1] Represents compound annual growth rate. Based on as reported financials

[2] FCF conversion defined as (EBITDA less Capex) / Adjusted EBITDA. Represents 2018A performance. Based on as reported financials

[3] As of Q3 2019A

[4] Total submits over course of 2018

[5] As of May 2019

[6] Reflects total length of top current contracts weighted by 2018A revenue. Based on as reported financials

Note: 2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606

Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer"

Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

Note: With respect to acronyms used throughout the materials, see slide 43 "Glossary"

4

PAE

Agenda 1 Business Overview 2 Growth Strategy 3 Financial Detail 4 Transaction Summary 5

1. Business Overview

PAE Provides a Broad Range of Mission-Critical Services to US Government, Armed Forces and International Partners $2,797mm 2020E revenue $174mm 2020E Adj. EBITDA Global Mission Services (“GMS”) National Security Solutions (“NSS”) Logistics & Stability Infrastructure Force Counter-Threat Information Operations Management Readiness Solutions Optimization 2020E Adj. EBITDA contribution %1 2020E Adj. EBITDA contribution %1 Adj. EBITDA GMS Adj. EBITDA NSS 66% 34% $115mm $59mm Revenue Revenue $2,095mm $702mm EBITDA Margin EBITDA Margin 5.5% 8.4% Top Customers Top Customers US DoS US Navy NASA US DHS US DoJ Intel Source: PAE management 1 2020E Adj. EBITDA contribution 7 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

Global Mission Services: Provides Mission-Critical Global Logistics, Infrastructure Management and Force Readiness Solutions

Key financials – 2020E

Revenue	$2,095mm
Adj. EBITDA	$115mm
% Margin	*5.5%*

Service area – segment details

Logistics & Stability Operations	Infrastructure Management	Force Readiness
26% of GMS Revenue[1]	42% of GMS Revenue[1]	32% of GMS Revenue[1]
▪ **Lifecycle Logistics Operations:** Provides OCONUS logistics support and life support services ▪ **Humanitarian and Stability Operations:** Supports missions in remote and challenging environments	▪ **Mission Operations Support:** Operates and manages infrastructure for military/civilian agencies ▪ **Space Development and Operations:** Supports command and control operations for NASA ▪ **Test and Training Ranges:** Supports ranges to test equipment for the DoD	▪ Provides logistics and vehicle maintenance worldwide ▪ Supports a fleet of rotary and fixed wing aircraft for US and International customers

Contract Example

BLISS	NASA SACOM	TACOM NMS
Provides life support services such as food, fuel, fire fighting and waste management to the DoS and DoD at multiple sites	Maintains and operates Stennis Space Center and Michoud assembly facilities	Provides vehicle maintenance and logistics support for Afghan Military Forces

Customer breakout[2]



Other 5%
Navy 18%
DoD 41%
International 5%
DHS 7%
NASA 12%
Air Force 12%
Army 11%
DoS 31%

Contract type[2]



T&M 4%
Fixed price 22%
Cost plus 74%

Key statistics

~6,000 CONUS Workforce Across 40 States on 115 Sites	**~6,700** OCONUS Workforce on 102 Sites
76 Camps and Facilities Constructed on African Continent	**#1** Provider to High-Threat Embassies
13 Embassy and Consulate Locations Supported	**#1** Provider of Test and Training Range Services to the US Navy
900+ Total Aircraft Sustained & 37 Distinct Aircraft Types Maintained	**#1** Largest Facility Contractor for NASA

Source: PAE management
[1] Based on 2020E revenue
[2] Percentages based on 2018A GMS revenue. Based on as reported financials before ASC606 impact
Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"
Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

8

PAE

National Security Solutions: Enables Counter-Threat Missions and Information Optimization

Key financials – 2020E

Revenue	$702mm
Adj. EBITDA	$59mm
% Margin	*8.4%*

Service area – segment details

Counter-Threat Solutions	Information Optimization
49% of NSS Revenue[1]	51% of NSS Revenue[1]

Counter-Threat Solutions

- **Training Support:** Provides training services support
- **Intelligence Mission Support:** Provides global operations support for intelligence missions
- **Counter-Terrorism Solutions:** Provides services related to the implementation of homeland security

Information Optimization

- **Business Process Outsourcing:** Provides business processing outsourcing services to government agencies including:
  - Visa and passport application processing
  - Immigration benefits processing
  - Litigation support

Contract Example

ETSC
Supports the Program Executive Office for Simulation, Training and Instrumentation (PEO-STRI)

ASC
Operates over 100 USCIS application support centers to validate qualifications for immigrant benefits

Customer breakout[2]



Other 5%
USPS 9%
DoS 11%
Classified 12%
DOJ 15%
Air Force 1%
Navy 3%
Army 5%
DoD 16%
SOCOM 8%
DHS 32%

Contract type[2]



Cost plus 12%
T&M 45%
Fixed price 43%

Key statistics

~7,200 CONUS Workforce & ~200 OCONUS Workforce	**90%+** of Personnel Hold Some Form of Clearance
~74% of Personnel are Covered by the Service Contract Act	**400k+** Government Personnel Trained
140k+ IEDs Technically and Forensically Exploited	**160mm+** Facial Recognition Transactions Performed
~40k Cases of Litigation / Legal Support	**18mm+** Biometric Captures

Source: PAE management
[1] Based on 2020E revenue
[2] Percentages based on 2018A NSS revenue. Based on as reported financials before ASC606 impact
Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"
Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

9

PAE

PAE Has Established Deep Global Reach With Significant Investment in Infrastructure and Presence Across ~60 Countries


North America
Workforce 14,016
Contracts 292
% Revenue 53%
Europe
Workforce 1,376
Contracts 21
% Revenue 1%
Middle East
Workforce 2,343
Contracts 52
% Revenue 25%
Operations Center
Tokyo, Japan
Corporate HQ
Shared Services Center
Operations Centers
Dubai, U.A.E.
Kampala, Uganda
Asia
Workforce 1,633
Contracts 11
% Revenue 8%
Africa
Workforce 322
Contracts 84
% Revenue 6%
South America
Workforce 188
Contracts 8
% Revenue 2%
Antarctica
Workforce 478
Contracts 1
% Revenue 1%
PAE operations
Market segments
Lifecycle Logistics Operations
Humanitarian & Stability Operations
Mission Operations Support
Space Development and Operations
Test and Training Ranges
Force Readiness
Training Support
Intelligence Mission Support
Counter-Terrorism Solutions
Business Process Outsourcing

Unmatched global presence combined with differentiated local knowledge provides PAE with a strong competitive position

Source: PAE management
Note: Revenue percentages based on 469 contracts; Excludes classified contracts and contracts attributable to multiple geographies

10

PAE

Key Investment Highlights

PAE is Positioned to Deliver Growth and Drive Value Creation

1	2	3	4	5	6	7
Premier Brand Recognition	**Well-Established Platform**	**Highly Recurring Business Model**	**Industry-Leading FCF Conversion**	**Proven Growth Strategy**	**Attractive Sector Dynamics**	**World-Class Management Team**
Trusted provider of outsourced solutions for enduring missions of US government and international partners for 60+ years	Relationships with key government agencies built over decades, require global scale, combination of trust and security clearances and access to qualified and vetted labor	Underscored by long-term contracts, large backlog, sticky and growing revenue base – serving critical and complex needs of the US government customer	Enabling de-leveraging and acquisition capacity	Multiple organic and inorganic levers to drive growth in a highly fragmented industry	Driven by the critical nature of services, strong cyclical resilience and highly visible forecasted industry spend outlook	Exceptional track record of proven execution

11

PAE

1

Demonstrated Ability to Leverage Brand and Expertise to Win Contracts

Recent performance

$15.4bn
Total submits[1]
+8.8bn / 133% from 2016

$1.9bn
Funded backlog[2]

$4.8bn
Unfunded backlog[2]

Why we win

- Lean, highly competitive cost structure
- Close relationships with customers provide competitive advantage
- High quality, capture and pricing to win
- Regularly exceed customer service and quality expectations
- Global operational ability and experience
- Extraordinary breadth of capabilities
- Demonstrated ability to win largest and most complex contracts
- Proprietary software tool provides greater customer insights on tracking KPIs

Key focus areas

- Smart services
- Tech enterprise integration
- Communities of interest
- Next gen strategy execution
- Strategic pricing
- Shape RFP

Key flagship wins in 2018 and YTD 2019

Key contract	Service area	Market segment	Total contract value ($mm)
LOGCAP V		Lifecycle Logistics Operations	$82,000[3]
ETSC		Training Support	$2,400[3]
GATA		Humanitarian and Stability Operations	$992[3]
DTRA CTRIC III		Counter-Terrorism Solutions	$970[3]
NASA-Kennedy O&M		Space Development and Operations	$600
Classified Contract		Intelligence Mission Support	$307
ASC		Business Process Outsourcing	$295

Source: PAE management
[1] Total submits over the course of 2018
[2] As of Q3 2019A
[3] IDIQ Ceiling Value

12

PAE

2 Well-Established Relationships With Key Government Agencies Built Over Decades, Unique Domain Knowledge, Global Scale and Access to World-Class Qualified and Vetted Personnel ï® Trusted brand and reputation for delivering critical services to support vital US priorities around the world forged over six decades of history Long-Term Relationships With 1ï® Long-standing relationships including the DoD (60+ years), Intelligence Key Government Agencies Community (50+ years) and DoS (40+ years) ï® Hard-to-replicate global presence with operations and extensive Services Require Combination infrastructure across 60+ countries on all 7 continents 2 of Global Scale and ï® Lean and nimble operations enable ability to execute quickly and effectively Local Knowledge Established ï® infrastructure with experienced workforce of over 20,000 personnel worldwide ï® The majority of PAE contracts require employees to be vetted by the US government including at top secret and higher levels Security Clearance 3ï® Personnel who combine the skills and clearance levels needed are limited Requirements in the US, and even more so in many of the areas where PAE provides its services (e.g., Africa, Middle East) ï® PAE contracts require hard-to-find capabilities, such as technical knowhow and local contacts, in areas of the world where few companies have Labor extensive networks of talent 4 Requirements Significant historical investments in training for personnel to execute work ï® orders globally — local business culture, legal environment, challenges of operating in austere and hostile environments Source: PAE management 13

3 PAE’s Deeply Entrenched Customer Relationships and Diverse Portfolio of Long-Tenured Contracts Create a Sticky Base Business Long-term customer base Geographic diversity2 Average contract length1: 7.3 years Africa South America 6% 2% Europe Other 1% 7% DHS Asia Pacific 8% 15+ Years US 53% Middle East 23% Int’l Orgs Contract diversity2 20+ Years A B 7% 7% C 6% D All other 6% Other Civilian Agencies contracts E 35+ Years 55% 5% F H G 5% I 4% 2 4% Contract type 3% Department of State T&M 40+ Years 14% Fixed price Cost plus Intelligence Community 27% 58% 50+ Years Prime vs. sub-contracts2 Sub Department of Defense 6% 60+ Years Source: PAE management Prime 1 Reflects total length of top current contracts weighted by 2018A revenue. Based on as reported financials before ASC606 impact 94% 2 Percentages based on 2018A revenue. Based on as reported financials before ASC606 impact 14 Note: Figures may not tie due to rounding

3 Robust Backlog Supports Long-Term Visibility into Recurring and Growing Revenue Base High backlog / sales coverage ($bn)1 Historical backlog ($bn) 2.5x 42.4% increase $6.8 $6.8 $6.0 $5.5 $5.6 $1.8 $4.8 $0.5 $1.4 $1.5 $0.8 $2.7 $5.0 $4.9 $4.1 $4.6 $3.9 Backlog PF LTM Revenue 2015A 2016A 2017A 2018A 9/30/19A NSS (%): 17% 9% 27% 23% 27% GMS (%): 83% 91% 73% 77% 73% Historical pipeline ($bn) Projected revenue ($mm) 87.4% increase Existing3 Recompete New business $32.8 $2,797 $2,911 $2,722 $266 $150 $499 $18.3 $17.5 $701 $4.7 $2,722 $2,381 $14.5 $1,711 $12.8 2016A Current 2 2019E 2020E 2021E NSS (%): 27% 56% 85% of 2020E revenue from existing contracts GMS (%): 73% 44% Source: PAE management 1 Backlog and LTM revenue as of 09/30/19 2 As of May 2019 3 All IDIQ sales included in existing revenue Note: PF2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606 15 Note: Recompete is probability weight adjusted for month that contract ends Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

4

Compelling Free Cash Flow Generation With Minimal Capital Requirements Supports De-Leveraging and Incremental Acquisition Capacity

Free cash flow ($mm)

- Maintains high free cash flow conversion with an average yield of 97%+
- Predictable cash flows with strong visibility due to diverse portfolio of stable long-term contracts
- Minimal capex requirements to support continued growth
- Highly efficient cost structure



% FCF as % of Adj. EBITDA
Adj. EBITDA
CapEx
$6[1]
$142
$6
$157
$5
$161
$5
$174
$5
$187
PF2017A
PF2018A
2019E
2020E
2021E
95%
96%
97%
97%
97%

Pro forma capital structure offers capacity for meaningful M&A[2]

PAE net leverage profile



3.4x
~5.0x
At close
Illustrative capacity

Day 1 M&A capacity

Illustrative Transaction Range	7.0x LTM EBITDA			10.0x LTM EBITDA	
Acquired EBITDA	$25	$50	$100	$25	$59
PF Net Leverage	3.8x	4.2x	4.6x	4.2x	5.0x

- Proven integration expertise
- Rapid, substantial synergy capture
- Free cash flow profile allows rapid de-leveraging

Source: PAE management

[1] Excludes one-time Costpoint implementation expense

[2] Net leverage based on EBITDA values that do not include public company costs and JV-related EBITDA adjustment

Note: Historical periods pro forma for acquisitions. M&A Capacity does not assume any fees and expenses. Synergies ~25% of acquired EBITDA and 50% synergy credit for leverage

Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"

Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

16

PAE

5

Proven Strategy for Expanding Customers and Capabilities With Opportunity to Further Penetrate Adjacent Markets

	2013A	2018A
members in global workforce	~8,100	~20,350
contracts	~190	~515
service areas[1]	3	5
total addressable market	~$19.7bn	~$37.5bn
select customers	Army, USAF, DoS, Navy	Army, DHS, USAF, DoJ, DoS, DTRA, Intel, Navy, SOCOM
select competitors	AECOM, DynCorp, FLUOR, Jacobs	AECOM, Booz | Allen | Hamilton, CACI, SAIC, Jacobs, KBR, PARSONS, leidos

+2020E

- ✓ $50bn+ Total Addressable Market
- ✓ Consistent organic growth in PAE's core markets, supported by the government's focus on near-term readiness and recent budget increases
- ✓ Continued evolution of PAE's faster growing, higher margin NSS business
- ✓ Margin expansion on current contracts driven by PAE operating discipline
- ✓ Opportunity to consolidate fragmented industry
- ✓ Acquisitions continue to broaden capabilities, customer access and addressable market
- ✓ Significant synergy capture accelerating EBITDA growth

PAE has successfully transformed into a prominent services provider to the US government on a global scale


Revenue ($mm)²
+12% CAGR
$1,296
$2,609
$2,797
2013A
2014A
2015A
2016A
2017A
2018A
2019E
2020E

Source: PAE management; Avascent Market Study

[1] 2013A includes Logistics & Stability Operations, Infrastructure Management and Force Readiness; 2018A includes Logistics & Stability Operations, Infrastructure Management, Force Readiness, Counter-Threat Solutions and Information Optimization

[2] Historical financials are on an as reported basis

Note: 2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606

Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer"

Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

17

PAE

6

Strong Cyclical Resiliency and Stable Growth Tailwinds Support Attractive Sector Dynamics…

- Consistent federal services budget growth in recent years accompanied by positive outlook
- PAE's contracts draw a substantial percentage of funding from stable portions of the government budget, with little dependence on wartime or emergency funding
- Growth within PAE's core markets will be driven by DoD's focus on near-term readiness – mission, training and equipment services

PAE customer breakout[1]


DoJ 4%
Int'l 4%
Classified 3%
Navy 14%
DoD 35%
Other 7%
Army 10%
NASA 9%
Air Force 9%
SOCOM 2%
DHS 13%
DoS 26%

US government base budget appropriations by selected segments

Department of Homeland Security


+6.2%
2016A
2017A
2018A
2019E

- DHS budget growth bolstered by heightened border security initiatives, cybersecurity concerns and a continuously expanding national security mandate

Intel community


+4.7%
2016A
2017A
2018A
2019E

- Intelligence budget growth driven by rising threats from state and non-state actors, cybersecurity concerns and a continued emphasis on national security

Department of Defense


+5.7%
2016A
2017A
2018A
2019E

- DoD budget growth reflects the department's sustained commitment to modernization and improved readiness for US armed forces

NASA


+3.7%
2016A
2017A
2018A
2019E

- NASA budget benefitting from Presidential and Congressional investments focused on human space exploration

Department of State


+0.2%
2016A
2017A
2018A
2019E

- DoS budgets for PAE-addressable market segments expected to remain stable and enjoy bipartisan support

Source: US Office of Management and Budget

Source: PAE management

[1] Percentages based on 2018A revenue. Based on as reported financials before ASC606 impact

18

PAE

6

…Driving Confidence in the Overall Spend Outlook Across PAE's Service Offering End Markets

Spend outlook by service offering end markets ($bn)

Logistics & Stability Operations

19% of PAE EBITDA[1]

- **Key customers:** Army, DoS, Other DoD, UN, USAF, Navy
- **Key macro trends & drivers:**
  - Ongoing requirement for embassy services
  - Evolving threat environment
  - Increasing adoption of humanitarian training


CAGR: +2.7%
$5.4
$6.2
GFY18
GFY23E

Infrastructure Management

28% of PAE EBITDA[1]

- **Key customers:** USAF, Navy, Army, Other DoD, DoS, DoE, NASA, DHS, NSF
- **Key macro trends & drivers:**
  - Cross-customer emphasis on modernization, sustainment
  - Broad customer needs drive a fragmented BOS[2] market
  - High-end range engineering led by large players


CAGR: +3.2%
$7.2
$8.4
GFY18
GFY23E

Force Readiness

19% of PAE EBITDA[1]

- **Key customers:** Army, Navy, USAF, Other DoD, DoS, NATO, DHS
- **Key macro trends & drivers:**
  - Increased focus on aviation mission readiness
  - Growing vehicle sustainment market


CAGR: +4.9%
$7.2
$9.1
GFY18
GFY23E

Counter-Threat Solutions

15% of PAE EBITDA[1]

- **Key customers:** Army, IC, Other DoD, DHS, USAF, Navy, DoS, Other FedCiv, DoJ
- **Key macro trends & drivers:**
  - Consistent need for counter-threat solutions
  - Increase in DoD service spend
  - Increase in Intelligence Community (IC) budget and facility investment


CAGR: +5.0%
$8.4
$10.7
GFY18
GFY23E

Information Optimization

18% of PAE EBITDA[1]

- **Key customers:** IC, DoS/USAID, Army, DHS, USAF, USPS, DoJ, Other DoD, Navy, Other FedCiv
- **Key macro trends & drivers:**
  - Widespread business process outsourcing can lead to higher margin work
  - IC budget growth spurs analysis investment


CAGR: +3.7%
$9.4
$11.3
GFY18
GFY23E

Source: Avascent Market Study
[1] Based on 2020E amounts. Figures may not tie to 100% due to rounding
[2] Represents Base Operating Support
Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"
Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

19

PAE

7

PAE's World-Class Management Team With Track Record of Outstanding Execution and Delivery

Management team has successfully scaled business:

Revenue growth ($bn)[1]



+15% CAGR
$1.3
$2.6
2013A
2018A

- Executed and integrated six acquisitions since 2011
- Public-company-ready management team
- Enduring customer relationships and reputation for strong performance
- Focus on lean cost structure and continuous improvement



John Heller
Chief Executive Officer



Charles Anderson
President, Global Mission Services
Major General



Chico Moline
President, National Security Solutions



Michael Aid
US Army Aviation
- *Retired Army Colonel*



Mark Rich
US Navy
Rear Admiral



John O'Neil
DoD OCONUS Logistics
Brigadier General



Rich Greene
DoS and USAID
- *Former CFO of the US DoS*



Craig Franklin
US Air Force
Major General



Ken Dowd
Army and Logistics
Major General



Ken Myers
Defense and Security
- *Former Director of the Defense Threat Reduction Agency*



Warren Stembridge
Intelligence
- *Retired CIA officer*

Functional areas



Charles Peiffer
Chief Financial Officer



Whit Cobb
General Counsel
- *Former DoD Deputy General Counsel*



James Benton
Chief Information Officer
- *Retired USMC First Sergeant*



Patricia Munchel
Chief Human Resources Officer



Regina Galvin
Vice President, Marketing and Communications

5+ years
average tenure of senior management with PAE

30+ years
average industry experience

Source: PAE management
[1] Historical financials are on an as reported basis
Note: 2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606

20

PAE

2. Growth Strategy

Multiple Drivers of Growth for PAE

1 Strong Industry Tailwinds

Spend Outlook by PAE's Service Offering End Markets



CAGR ~4%
$37.5bn
$45bn+
GFY18
GFY23E

2 On-Contract Growth

Example: Adj. EBITDA for Project B Contracts



+225%
2014A EBITDA
2018A EBITDA

3 Expanded Contract Opportunities

PAE Bid Submits



$4.6bn
$15.4bn
2017A
2018A

4 M&A

Increased TAM, Growth and Margin Expansion through M&A

TAM GFY23E[1]



Information Optimization
Logistics & Stability Operations
Counter-Threat Solutions
Infrastructure Mgt.
$50bn+
Claims Processing
Force Readiness
Lab Management
Intelligence Analysis

Source: PAE management, Avascent Market Study

[1] GFY23E includes impact of organic growth and M&A

Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer"

Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

22

PAE

1 The Federal Services Market Has Shown Steady Growth and Maintains a Positive Outlook, on the Backbone of Stable Overall Defense Spending

Contracted Services Spending by Federal Department ($bn)



+8% CAGR
$600
$500
$400
$300
$200
$100
$ -
$442
$478
$513
$560
2015
2016
2017
2018

DoD Funding, 1998-2020E[1] ($bn)



Democratic President
Republican President
$1,200
$1,000
$800
$600
$400
$200
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019E
2020E

Source: FPDS Contracts; Bloomberg Government Data, Congressional Budget Office
[1] Excludes state and local spending; Base budget indicates recurring budget for DoD; Nonbase Funding indicates OCO and GWOT (Global War on Terror) expenditures
[2] Represents Overseas Contingency Operations

Commentary

- ✓ Rise of enduring threats has driven sustained growth in defense spending
  - Chinese power projection
  - Middle East / North Africa destabilization
  - Resurgent Russia
  - Continued Afghanistan deployment and risk of terrorism
- ✓ DoD budget is forecasted to grow well into the next decade, reflecting a continued focus on near-term readiness and modernization
  - Defense expenditures (excluding OCO[2]) have been consistently ~3.5% of GDP over the past decade
  - Defense spend as a % of GDP does not materially change with party representation in the White House
- ✓ PAE's contracts are predominantly funded from stable portions of the DoD budget, with little dependence on wartime or emergency OCO funding
- ✓ PAE contracts are primarily critical, enduring missions with no end date or dependence on operational tempo (e.g., embassy work)

23

PAE

2 Exceptional Track Record of Year-Over-Year Growth and Margin Enhancement on Current Contracts Contract Adj. EBITDA ($mm) Commentary and key actions taken Project Aï® Negotiated highly profitable scope increases including: ï® Increased waste management responsibility ï® Renovations at existing facilities ï® Support services for additional site 2013A EBITDA 2018A EBITDAï® Continually reduced subcontractor costs via recompetitions and threat of insourcing work ï® PAE’s Project Excellence team designed Project B and implemented key process improvements: ï® Improved flow of operations ï® Standardized layout ï® Increased effectiveness of communication via visual management ï® Led to operational improvements at 8 sites 2014A EBITDA 2018A EBITDA enabling enhanced efficiency and headcount reduction PAE’s position on large complex contracts consistently provides opportunities for sole-source scope expansion and subsequent on-contract growth Source: PAE management 24 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation”

3 PAE is Positioned to Continue Capitalizing on Attractive Growth Prospects Total bids submitted will continue PAE has a robust pipeline of opportunities which to drive future growth does not include vast IDIQ value potential GMS NSS +936% $15.4bn $32.8bn Qualified pipeline $6.6bn $12.6bn Proposal planning +121% $9.0bn Proposal development $4.6bn $0.6bn $8.8bn $7.2bn Evaluation $4.0bn May 2019 2017A 2018A $32.8bn qualified pipeline does not include $20bn+ of IDIQ ceiling value Source: PAE management 25 Note: Pipeline data as of May 2019

PAE's Developed IDIQ Growth Strategy Offers Significant Upside Potential

IDIQ contract summary

Notable PAE IDIQ vehicles	Market segment	Ceiling value ($mm)	Period of Performance (PoP)
CFT	Force Readiness	$11,400	2016 – 2023
AFCAP	Lifecycle Logistics Operations	$5,000	2015 – 2020
ETSC	Training Support	$2,400	2018 – 2023
AFRICAP	Humanitarian and Stability Operations	$1,500	2017 – 2022
GATA	Humanitarian and Stability Operations	$992	2017 – 2022
CTRIC	Counter-Terrorism Solutions	$970	2018 – 2026
ACOTA / GPOI	Humanitarian and Stability Operations	$600	2018 – 2023
HASC	Humanitarian and Stability Operations	$254[1]	2016 – 2024

IDIQ ceiling of $20bn+ represents significant upside to current pipeline of opportunities

Select IDIQs

ETSC




+2,500%
2019E
2021E

- Support the Program Executive Office for Simulation, Training and Instrumentation (PEO-STRI)
- First large prime Army training contract that PAE has won

AFRICAP




+100%
2016A
2018A

- Supports execution of foreign policy initiatives in Africa since 1998
- Awarded 50+ AFRICAP task orders in 25 countries across sub-Saharan Africa

Adj. EBITDA

Overview

Historical track record of driving growth on IDIQs with meaningful potential in the forecast

Source: PAE management
[1] Reflects total value awarded to PAE
Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"
Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

26

PAE

4 Proven Ability to Increase Total Addressable Market, Drive Growth and Expand Margin Through M&A

Acquisitions have added higher value, margin enhancing contracts in new markets for PAE



TAM GFY 2013[1]
GMS
NSS
$19.7bn
Logistics & Stability Operations
Infrastructure Mgt.
Force Readiness
TAM GFY 2018[1]
FCIFEDERAL
USIS
Information Optimization
Counter-Threat Solutions
ATSolutions
$37.5bn
Logistics & Stability Operations
Infrastructure Mgt.
CSC
Force Readiness
TAM GFY 2023[1]
Information Optimization
Counter-Threat Solutions
$50bn+
Logistics & Stability Operations
Infrastructure Mgt.
Force Readiness
Claims Processing
Lab Management
Intelligence Analysis

PAE's 2013-2018 acquisitions

USIS — Brought access to DHS and DoJ and enhanced PAE's Information Optimization portfolio with new litigation support, training and biometrics capabilities

FCIFEDERAL — Further expanded PAE's Information Optimization position providing business process outsourcing and background investigation to FedCiv customers



2013
2014
2015
2016
2017
2018
2019

CSC — Provided capabilities in space support and test & training ranges and strengthened PAE's Infrastructure Management foothold

ATSolutions — Expanded the reach of PAE's NSS business into DoD customers, especially supporting the Army

Macfadden — PAE gained access to USAID and strengthened its humanitarian and stability operations offering

Source: Avascent Market Study
[1] Represents total addressable market ("TAM") size

27

PAE

4 PAE Possesses a Robust Pipeline of Actionable M&A Opportunities to Materially Scale, Expand Services and Increase Margin Profile Key pillars of M&A strategy Select M&A targets Strategic rationale New ï® Build scale and drive meaningful synergies through the Margin Profile Market acquisitions of similar businesses Target Aïƒ¼ + ï® Leverage PAE brand and existing deep relationships to Target Bïƒ¼ + chase larger awards with relevant experience acquired from smaller strategic acquisitions Target Cïƒ¼ +ï® Continue evolution into faster growing, higher-margin NSS Target D +ï® Enhances total pipeline through addition of new capabilities Target Eïƒ¼ + and ability to bid new customers and service areas Target Fïƒ¼ = $8.9bn+ Target Gïƒ¼ = Cumulative revenue from targets in current acquisition pipeline + Margin Expansion Opportunity = Marginal Neutral Capabilities and end markets of focus in PAE’s M&A strategy Grow Core Capabilities Expand Core Capabilities Penetrate Adjacent Markets Logistics & Stability Operations Customer expansion Claims Processing Infrastructure Management Market share expansion Lab Management Force Readiness Competitiveness through scale Intelligence Analysis PAE is uniquely positioned to capitalize on an abundance of available Government Services assets and lead long-overdue sector consolidation Source: PAE management 28

3. Financial Detail

Strong and Consistent Financial Profile With Predictable EBITDA and Free Cash Flow

Summary financials ($mm)



GMS NSS
'PF17A – '21E CAGR: +4.2%
GMS: +1.8% / NSS: +10.4%
Revenue ($mm)
$2,470
$631
$1,839
$2,605
$636
$1,969
$2,722
$676
$2,046
$2,797
$702
$2,095
$2,912
$939
$1,972
PF2017A
PF2018A
2019E
2020E
2021E
GMS NSS
'PF17A – '21E CAGR: +7.2%
GMS: +2.9% / NSS: +15.3%
Adjusted EBITDA ($mm)¹
$142
$44
$98
$157
$46
$111
$161
$52
$110
$174
$59
$115
$187
$77
$110
PF2017A
PF2018A
2019E
2020E
2021E
EBITDA less CapEx conversion²
95%³
96%
97%
97%
97%
PF2017A
PF2018A
2019E
2020E
2021E

Commentary

- Revenue growth driven by strong industry tailwinds, continued on-contract growth and expanded contract opportunities
  - Robust backlog of $6.8bn represents the largest in the Company's history
- Increased business development spend in the NSS division, which targets key higher growth areas of the US government budget, is projected to drive growth
  - Augmented by stability and predictability of the GMS division
- Flexible cost structure and global scale allow PAE to maintain consistent performance with a stable margin profile
- High free cash flow generation with minimal capex requirements supports average conversion of 97%+

Source: PAE management
Note: Historical periods pro forma for acquisitions
[1] Segment financials include allocation of Public Company Costs and JV-related EBITDA adjustment for both the historical and forecast period
[2] Defined as (EBITDA less Capex) / Adjusted EBITDA
[3] Capex excludes one-time Costpoint implementation expense
Note: PF2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606
Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"
Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

30

PAE

Strong September 2019 Year-to-Date Momentum Leads to Confidence in Achieving / Surpassing 2019 Plan Revenue ($mm) $2,737 $2,605 ~$450mm ~$1.7bn $2,067 Contract value of recent Contract value of new $1,935 recompete wins business wins Select Wins ï® Classified Contract – $307mm TCV ï® Diplomatic Platform Support Services – $6,000mm IDIQ ceiling valueï® Classified Contract – $74mm TCV ï® Classified Contract – $65mm TCV PF 9M 2018A PF 9M 2019A PF2018A PF LTM (9/30/19) ï® ETSC recent task orders – $33mm TCV Adj. EBITDA ($mm) ï® Adjusted EBITDA expanded from new business partly offset by margin compression from $161 $157 recompetes $127 $123 PF 9M 2018A PF 9M 2019A PF2018A PF LTM (9/30/19) Source: PAE management 31 Note: PF2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation”

PAE is Executing a Margin Expansion Strategy With a Proven Track Record

Illustrative PAE Adj. EBITDA margin bridge

- **A** Track record of year-over-year EBITDA growth on current contracts driven by strong program management with margin improvements and operating efficiency enhancements implemented by scaled group of in-house Six Sigma experts
- **B** Pipeline for faster growing, higher margin NSS business increased from $4.7bn to $18.3bn from 2016 to May 2019
- **C** Numerous acquisition targets across GMS and NSS that would be accretive to margin profile
- **D** Strong track record of successfully integrating acquisitions and achieving meaningful synergies



PAE
6.0%
8.0%+
A
B
C
D
PF2018A
On-Contract Margin Expansion
Shift in Bid Pipeline to Higher Margin NSS Opportunities
Acquisition of Higher Margin Businesses
Synergies
Long-Term Target

Peer Case Studies

Peer #1

- ✓ $450mm gross synergies related to merger
- ✓ Portfolio shaping



+218 bps
7.9%
10.1%
2014A
2021E

Peer #2

- ✓ $70mm net synergies
- ✓ Exit of lower-margin businesses



+136 bps
9.1%
10.4%
2014A
2021E

Peer #3

- ✓ $90mm net synergies
- ✓ Higher-margin M&A



+241 bps
6.5%
9.0%
2014A
2021E

Source: PAE management, FactSet and Thomson Eikon as of 01/06/20
Note: Financials for peer case studies calendarized to 12/31
Note: PF2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606
Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"
Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

32

PAE

4. Transaction Summary

Transaction Terms

- Pro forma enterprise value of $1,552 million (8.9x 2020E Adj. EBITDA)
- Pro forma 2019E net debt / 2019E Adj. EBITDA of 3.4x[1]
- Existing PAE shareholders to be paid $435 million cash consideration[3] and issued 27.1 million roll-over shares in PAE at close
- The transaction is expected to close in Q1 2020

Pro Forma Valuation

($ in millions, except per share values)	Pro Forma for Transaction Close
Gores Holdings III Illustrative Share Price	$10.00
x Pro Forma Shares Outstanding (M)[2]	98.0
Total Equity Value	**$979.7**
Plus: Pro Forma Net Debt	572.1
Pro Forma Enterprise Value	**$1,551.8**

Transaction Multiples	EBITDA	Multiple
EV / 2020E Adj. EBITDA	$174.0	8.9x
PF Net Debt / 2019E Adj. EBITDA[1]	$165.9	3.4x

Sources & Uses

($ in millions)

Sources	
Gores Holdings III Cash[3]	$400.0
Additional PIPE Investors	$220.0
Total Sources	**$620.0**

Uses	
Cash Consideration[3]	$435.3
Debt Re-payment	$159.7
Gores Holdings III Transaction Costs	$25.0
Total Uses	**$620.0**

Pro Forma Net Debt to Adj. EBITDA Progression[4]



3.4x
2.7x
1.8x
2019PF at Txn Close
2020E
2021E

Illustrative Post-Transaction Ownership Detail[5]



Platinum Equity, 28%
Gores Holdings III, 7%
SPAC Shareholders, 41%
Additional PIPE Investors, 24%

[1] Pro forma net debt at close of $572.1M based on total debt of $777.6M, $45.8M cash balance and $159.7M of debt paydown. PF 2019E net leverage based on 2019E EBITDA pre-public company costs and JV-related EBITDA adjustment
[2] Pro forma share count includes 40.0M Gores Holdings III public shares, 7.0M Gores Holdings III Founder shares, 27.1M rollover shares issued to sellers and 23.9M shares issued to additional PIPE investors
[3] Assumes no Gores Holding III stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions
[4] Reflects outstanding net debt of $572.1M in 2019E, $471.6M in 2020E and $345.9M in 2021E
[5] Assumes a nominal share price of $10.00. Ownership excludes impact of earnout. Existing PAE shareholders to receive an additional earnout to vest over 4 share price hurdles (receive 1.0M shares at each of the following share prices: $13.00, $15.50, $18.00 and $20.50)

34

PAE

Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"
Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

Attractive Entry Point for New Investors

Total Enterprise Value / 2020E EBITDA



Primary Peers
Median: 12.1x
Median: 13.6x
Multiple Expansion Opportunity
Strong cash flow yield with clear path to increase over time
M&A – margin expansion + broader addressable market
8.9x
11.6x
12.1x
12.8x
13.6x
14.4x
14.9x
15.9x
PAE
Jacobs
SAIC
PARSONS
CACI
leidos
Booz | Allen | Hamilton
ManTech

Source: Company filings, Management materials, FactSet and Thomson Eilkon as of 01/06/20

Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood's Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition

35

Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"

Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

PAE

Significant Upside Potential for PAE as a Combination of Revenue Growth and EBITDA Margin Drives Valuation in Government Services ïƒ¼ Additional upside potential in stock given its near-term opportunities to further increase revenue growth and EBITDA margins both organically and inorganicallyïƒ¼ On Monday October 14, 2019, AECOM announced it has agreed to sell its Government Services business (~$3.7 billion revenue and ~5.6% EBITDA margins) for $2.4 billion, which reflects a multiple of 11.6x FY2019 EBITDA EV / 2020 EBITDA vs. 2019 – 2021 Revenue CAGR EV / 2020 EBITDA vs. 2019 EBITDA Margin PAE’s growth rate implies PAE’s implied entry is undervalued PAE’s plan is to move margins up via acquisitions, which will further support multiple expansion 18.0x 18.0x 16.0x 16.0x 14.0x 14.0x EBITDA 12.0x EBITDA 12.0x 20202020 // (Government Services EV 10.0x EV 10.0x business)1 Entry Entry 8.0x 8.0x 6.0x 6.0x 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2019—2021 Revenue CAGR 2019 EBITDA Margin Company Primary Peers Trend Source: Company filings, Management materials, equity research, FactSet and Thomson Eikon as of 01/06/20 1 Represents an estimated TEV / FY2020E EBITDA multiple based on equity research. AECOM’s fiscal year end is September Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood’s Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; 36 ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

PAE Leads Peers in Free Cash Flow Efficiency



CY'20E FCF¹
$141
$699
$298
$545
$1,050
$1,174
$542
$169
Primary Peers Median: 89.7%
Median: 89.6%
CY'20E FCF / EBITDA
69.1%
86.8%
86.9%
89.6%
89.7%
90.9%
94.0%
97.0%
ManTech
Booz | Allen | Hamilton
PARSONS
CACI
Jacobs
leidos
SAIC
PAE

Source: Company filings, Management materials, FactSet and Thomson Eikon as of 01/06/20

[1] Defined as EBITDA less Capex

Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood's Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition

Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"

Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

37

PAE

Valuation Benchmarking

Total Enterprise Value / 2019E EBITDA


Primary Peers
Median: 13.2x
Median: 15.0x
9.6x
12.0x
13.2x
13.3x
15.0x
15.2x
16.3x
17.0x
PAE
Jacobs
SAIC
PARSONS
leidos
CACI
Booz | Allen | Hamilton
ManTech

Total Enterprise Value / 2020E EBITDA


Primary Peers
Median: 12.1x
Median: 13.6x
8.9x
11.6x
12.1x
12.8x
13.6x
14.4x
14.9x
15.9x
PAE
Jacobs
SAIC
PARSONS
CACI
leidos
Booz | Allen | Hamilton
ManTech

Total Enterprise Value / 2019E Cash Flow[1]


Primary Peers
Median: 14.1x
Median: 16.9x
9.9x
13.7x
14.1x
16.0x
16.9x
17.1x
19.2x
25.3x
PAE
Jacobs
SAIC
PARSONS
CACI
leidos
Booz | Allen | Hamilton
ManTech

Total Enterprise Value / 2020E Cash Flow[1]


Primary Peers
Median: 12.9x
Median: 15.1x
9.2x
12.9x
12.9x
14.8x
15.1x
15.9x
17.1x
23.0x
PAE
SAIC
Jacobs
PARSONS
CACI
leidos
Booz | Allen | Hamilton
ManTech

Source: Company filings, Management materials, FactSet and Thomson Eikon as of 01/06/20

[1] Cash flow calculated as EBITDA less Capex

Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood's Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition

Note: With respect to Non-GAAP financial measures, see slide 1 "Use of Non-GAAP Financial Measures" under "Disclaimer" and slide 42 "Pro Forma Consolidated Adjusted EBITDA Reconciliation"

Note: Projections use PAE estimates. With respect to projections, see slide 1 "Use of Projections" under "Disclaimer"

38

PAE

I. Appendix: Supplemental Materials

Valuation Levels Continue to Rise Across PAE’s Public Peer Universe Share price evolution Total Enterprise Value / 2020E EBITDA evolution Deal Agreement1 Deal Annoucement2 Deal Agreement1 Deal Annoucement2 s $79.67 13..9% $94.41 (3 (3 .9%) .9%) s 10.0x 1..6x x 11.9x (0 (0 .3x) .3x) r Pee Pee r y $37.19 15 15..6% 6% $33.97 26 26 .6% .6% y 12.2x 0..6x 10.9x 11 .9x .9x imar r r imar P $82.62 7..0% $80.51 99 .8% .8% P 11.5x 0..6x 11.4x 00 .7x .7x Median — 13..9% — 99 .8% .8% Median 11.5x 0..6x 11.4x 00 .7x .7x $68.79 7..3% $68.23 88 .2% .2% 14.8x 0..1x x 14.2x 00 .6x .6x $211.37 22..2% $218.15 18 18 .4% .4% 11.8x 1..8x x 11.9x 11 .7x .7x r s r s Pee 22.6% 24.2% Pee 1.7x 2.0x $81.86 22.6% $80.81 24.2% 12.7x 1.7x 12.4x 2.0x O ther O ther $69.11 16..8% $69.48 16 16 .2% .2% 14.2x 1 1..7x 7x 14.3x 11 .6x .6x $39.05 44..7% $46.24 22 22 ..2% .2% 7.6x 2 2..2x 2x 8.2x 11 .6x .6x Median — 22..2% — 18 18 .4% .4% Median 12.7x 1..7x 12.4x 11 .6x .6x Median – All — 16..2% — 17 17 .3% .3% Median – All 12.0x 1..6x 11.9x 11 .6x .6x Source: Company filings, Management materials, FactSet and Thomson Eilkon as of 01/06/20 â^† Since 1 Represents market detail as of August 2, 2019, the trading day on which Gores Holdings III and Platinum Equity came to a handshake agreement regarding the acquisition of PAE As of January 6, 2020 2 Represents market detail as of October 28, 2019, the trading day referenced in the Deal Announcement Investor Presentation which was filed on November 1, 2019 Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood’s Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition 40 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

Industry Leader With a Strong Global Brand and a Long Track Record of Success

Recent case studies underscore PAE's successful strategy

Enterprise Training Support Contract (ETSC)

- **Contract overview:** Provide and manage training and training assistance for the US Army's Program Executive Office for Simulation, Training and Instrumentation (PEO-STRI)
- **Contract highlight:** PAE was one of only three large contractors awarded the contract
- **Contract value:** $2.4bn[1]
- **Year won:** 2018

Kennedy Space Center

- **Contract overview:** Provide mission-focused operations and maintenance support for facilities, systems, equipment and utilities at NASA's Kennedy Space Center
- **Contract highlight:** Won contract due to excellent technical qualifications and past performance
- **Contract value:** $600mm
- **Year won:** 2018

PAE

Global Anti-Terrorism Assistance (GATA)

- **Contract overview:** Provides qualified instructors for specialized training to the Department of State's Diplomatic Security's (DS) Office of Anti-Terrorism Training Assistance
- **Contract highlight:** Represents PAE's first major contract with the DS section of DoS
- **Contract value:** $992mm[1]
- **Contract won:** 2018

BioWatch

- **Contract overview:** Supports the Department of Homeland Security (DHS) with the early identification of airborne biological agent threats in the continental United States
- **Contract highlight:** Represents PAE's first biological warfare laboratory prime contract and provides opportunity to build track record and drive growth in the national laboratory management market
- **Contract value:** $75mm
- **Year won:** 2019

PAE leverages its recognized brand and proven expertise to foster new and existing relationships and win incremental contracts

2015, 2016, 2017, 2018

Top 100 List — Defense News

2017

#1 — Professional services firm
2017 Washington Technology Top 100

2017

#1 — Services provider to the DoS
2017 BGOV200 Report

Source: PAE Management
[1] IDIQ ceiling value

41

PAE

Pro Forma Consolidated Adjusted EBITDA Reconciliation

[1] Pre-acquisition results – Results of FCi, Macfadden, and TDSL, including pre-acquisition due-diligence adjustments

[2] Planned divestitures – Includes PAE ISR costs and other assets outside the transaction perimeter

[3] M&A costs (acquisitions) – Reflects transaction related expenses incurred in connection with historical acquisitions

[4] Non-recurring items – Includes non-recurring professional fees, gain/loss on disposal of fixed assets, settlements and non-recurring severance costs

[5] Non-cash items – Includes idle facilities charges for facilities the Company no longer occupies, pension curtailment costs and unrealized FX gains / losses

[6] Out-of-period adjustments – Includes contract accounting adjustments to normalize when profits and losses are incurred vs. recognized due to percentage of completion GAAP accounting treatments and adjustments to normalize true-ups of prior period estimates

[7] Sponsor fees – Management fees and out of pocket expenses paid to the Company's private equity sponsor for general management, transactional, financial and other corporate advisory services

[8] Other – Includes adjustments related to adjustments to offset capitalized internal labor and state income taxes that were not captured in reported income tax expense

[9] Cost plus impact of adjustments – Adjustments to offset the revenue related to reimbursable costs that have been added back

[10] ASC Contract – Reflects pro forma adjustment for restructuring of ASC contract within NSS segment by DHS; normalizes historical performance relative to new contract terms

[11] Public company costs – Reflects estimated public company related expenses

[12] Pro forma adjustments – Includes estimated run-rate rent expense savings for the recent facility consolidation, pro forma compensation savings of terminated employees and the cost reimbursement revenue impact of the aforementioned pro forma adjustments

		Fiscal Year Ended			Nine Months Ended	
		2017A	2018A	LTM Q3 2019A	Q3 2018A	Q3 2019A
	Net income	(52.0)	(31.0)	(51.9)	(14.3)	(35.2)
	Interest expense, net	74.7	84.4	87.4	62.2	65.3
	Income taxes, net	(39.6)	(1.7)	(0.3)	(3.3)	(1.9)
	Depreciation and amortization	131.6	48.3	45.6	37.2	34.5
	Reported EBITDA	**$114.7**	**$99.9**	**$80.8**	**$81.7**	**$62.7**
[1]	Pre-acquisition results	14.0	(0.0)	(0.2)	(0.0)	(0.2)
[2]	Planned divestitures	9.3	31.7	48.1	26.2	42.7
	Baseline EBITDA	**$138.0**	**$131.6**	**$128.7**	**$107.9**	**$105.1**
	Adjustments:					
[3]	M&A costs	7.1	4.5	8.4	4.1	8.0
[4]	Non-recurring items	1.9	7.3	10.1	6.1	8.9
[5]	Non-cash items	(10.1)	7.9	(3.2)	8.8	(2.2)
[6]	Out-of-period adjustments	17.3	10.9	13.2	1.4	3.7
[7]	Sponsor fees	5.9	5.0	5.0	3.8	3.8
[8]	Other	1.0	(1.3)	0.7	(1.9)	0.1
[9]	Cost plust impact of adjustments	(3.4)	(3.3)	(0.2)	(2.2)	0.9
	Adjusted EBITDA	**$157.6**	**$162.5**	**$162.7**	**$128.0**	**$128.2**
[10]	ASC Contract	(12.8)	(2.7)	0.0	(2.9)	0.0
[11]	Public company costs	(3.0)	(3.0)	(3.0)	(2.3)	(2.3)
[12]	Pro forma adjustments			1.5		1.1
	Pro forma (PF) adjusted EBITDA	**$141.8**	**$156.8**	**$161.2**	**$122.9**	**$127.1**

Source: PAE management
Note: Fiscal year end of December 31

42

PAE

Glossary

Acronym	Definition
ACOTA	African Contingency Operations Training and Assistance Program
AFCAP	Air Force Contract Augmentation Program
AFRICAP	Africa Peacekeeping Program
ASC	Application Support Center
BLISS	Baghdad Life Support Services
BOS	Base Operating Support
CFT	Contract Field Teams
CIA	Central Intelligence Agency
CONUS	The Contiguous United States
CTRIC	Cooperative Threat Reduction Integrating Contract
DHS	Department of Homeland Security
DOD	Department of Defense
DOE	Department of Energy
DOJ	Department of Justice
DOS	Department of State
DTRA	Defense Threat Reduction Agency
ETSC	Enterprise Training Support Contract
FPDS	Federal Procurement Data System
GATA	Global Anti-Terrorism Assistance
GFY	Government Fiscal Year
GMS	Global Mission Services
GPOI	Global Peace Operations Initiative
HASC	Humanitarian Assistance Support Contract
IC	Intelligence Community
IDIQ	Indefinite Delivery / Indefinite Quantity
IED	Improvised Explosive Device

Acronym	Definition
Int'l	International Organizations
JV	Joint Venture
LOGCAP	Logistics Civil Augmentation Program
NASA	National Aeronautical and Space Agency
NATO	North Atlantic Treaty Organization
NMS	National Maintenance Strategy
NSF	National Science Foundation
NSS	National Security Solutions
O&M	Operations & Maintenance
OCO	Overseas Contingency Operations
OCONUS	Outside Continental United States
PEO-STRI	Program Executive Office for Simulation Training and Instrumentation
POP	Period of Performance
RFP	Request for Proposal
SACOM	Synergy Achieving Consolidated Operations and Maintenance
SOCOM	Special Operations Command
TAM	Total Addressable Market
T&M	Time & Materials
TACOM	US Army Tank-Automotive and Armaments Command
UN	United Nations
USAF	US Air Force
USAID	United States Agency for International Development
USCIS	US Citizenship and Immigration Services
USMC	United States Marine Corps
USPS	United States Postal Service

43

PAE